BLACKROCK ETF TRUST

BlackRock U.S. Equity Factor Rotation ETF

(the “Fund”)

Supplement dated September 20, 2019 to the Summary Prospectus,

Prospectus and Statement of Additional Information of the Fund, each dated March 15, 2019

Effective September 23, 2019, the following changes are made to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, as applicable:

The section of the Fund’s Summary Prospectus and Prospectus entitled “Performance Information” is deleted in its entirety and replaced with the following:

Because the Fund had not commenced operations as of the date of the Prospectus, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund. The Fund’s benchmark is the MSCI USA Index. Effective September 23, 2019, the Fund’s benchmark against which it measures its performance, a custom weighted index composed of the MSCI USA Index (80%) and MSCI USA Minimum Volatility (USD) Index (20%), is replaced with the MSCI USA Index. Fund management believes that the MSCI USA Index more accurately reflects the investment strategies of the Fund.

In the section of the Fund’s Statement of Additional Information entitled “General Description of the Trust and the Fund,” the second paragraph is deleted in its entirety and replaced with the following:

The Fund seeks to outperform the investment results of the large- and mid-capitalization U.S. equity markets by providing diversified and tactical exposure to style factors via a factor rotation model. The Fund uses the MSCI USA Index as its reference benchmark (the “Benchmark”). The Fund is not an index fund and does not seek to track the performance of the Benchmark. The Fund is managed by BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

PR2SAI-DYNF-SUP0919